SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) May 31, 2007

GE Dealer Floorplan Master Note Trust CDF Funding, Inc. GE Commercial Distribution Finance Corporation
(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as specified in their respective charters)

Delaware
(State or Other Jurisdiction of Incorporation)
333-130782	20-1060484 (CDF Funding, Inc.)
(Commission File Number)	(I.R.S. Employer Identification No.)
5595 Trillium Boulevard, Hoffman Estates, Illinois	60192
(Address of Principal Executive Offices)	(Zip Code)
(847) 747-4043
(Registrant’s Telephone Number, Including Area Code)
No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01    Entry into a Material Definitive Agreement

The following material definitive agreements and amendments to material definitive agreements were entered into:

1. Supplement No. 6 to Master Indenture, dated as of May 31, 2007 (‘‘Supplement No. 6 to Master Indenture’’), among GE Dealer Floorplan Master Note Trust (the ‘‘Trust’’), Wilmington Trust Company, as retiring indenture trustee, and Deutsche Bank Trust Company Americas, as successor indenture trustee.

2. Amendment No. 4 to Receivables Purchase and Contribution Agreement, dated as of May 31, 2007 (‘‘Amendment No. 4 to RPCA’’), between CDF Funding, Inc. and the Trust.

Item 9.01    Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits

Exhibit No.	Document Description
4.1	Supplement No. 6 to Master Indenture
4.2	Amendment No. 4 to RPCA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDF FUNDING, INC.
(Registrant)
Dated: May 31, 2007	By: /s/ John E. Peak
	Name:	John E. Peak
	Title:	Vice President